

IFAN Financial

21st Century Solution For The Way You Do Business

IFAN
Financial



3517 Camino Del Rio S.
Suite 407
San Diego, CA 92108

ifanfinancial.com
(619) 537-9998



TABLE OF CONTENTS


IFAN
Financial

IFAN Financial designs, develops, and distributes software that enhances and enables all facets of payment. IFAN has a growing portfolio of solutions including a mobile optimized platform with 'white label' Enterprise Solutions capable of on-demand payments, autopay, proximity marketing, a proprietary prepaid card program, and a array of FinTech services.

IFAN's unique platform is industry leading in competitive processing pricing, customer and merchant security, and system convenience. IFAN provides merchants with an easy, customizable, and secure payment processing system complete with the IFAN Payment Gateway featuring a fully custom payment experience. The PCI-compliant solutions simplify nearly all the work and costs of meeting regulatory requirements.

IFAN can facilitate nearly all merchant payment needs including mobile, eCommerce, processing, split-funding, ACH, EMV, and prepaid card programs.



IFAN Platform

Low Processing Costs

The IFAN Platform offers an instantaneous method for processing transactions at rates that are less than the industry standards. IFAN's reduced processing fees and immediate remittance are advantages for businesses who adopt the Platform.

Safe and Secure

IFAN's proprietary decentralization of consumer card information assures no customer information is ever provided to the merchant. All customers using the IFAN Platform to make purchases through mobile, online, or in-store are protected from the threat of card or identity theft at the point of sale. IFAN's security process is triple encrypted, tokenized, and significantly reduces the risk of identity theft, fraudulent card transactions, and counterfeit chargebacks.

Revolutionary Functionality

The IFAN Platform has revolutionary functionality combining on-demand payments, autopay features, proximity marketing capabilities, local and long distance peer cash transfers, and split-payment capabilities. On the Enterprise level, the Platform is the first to market a fully optimized mobile solution for merchants with an installed customer base. Businesses can create a fully custom mobile, online, and in-store commerce experience based on their customer needs.

Platform Processing Flow Chart



Online or Mobile
OR
'Brick-and-Mortar'
Transaction occurs
OR
Customer
Online
Merchant
Customer
Merchant
If no accounts exist
Customer already has IFAN Platform account or existing account with merchant
Customer IFAN Platform account is simultaneously created using information provided in transaction
Customer has insufficient funds to cover transaction in account
Customer has sufficient funds in account balance
Customer Credit/Debit card
Funds are loaded into customer's IFAN account from saved bank account/card info and/or transfered in via a newly established bank account/card
OR
Customer ACH Bank transfer
Customer Account
Transaction amount is transferred immediately from customer's IFAN account to merchant's IFAN account (less processing fee)
Split Funding Option
Prior to funding a split funding arrangement can be made to split the payment into various recipients
Merchant Account
Remaining post-split funds
Split Payment recipient

IFAN Platform Advantages

IFAN's proprietary method reduces the total processing cost and conducts the all transaction through a virtual and instantanious IFAN Platform

True integration from front-end to back-end, the Platform streamlines the transaction process and reduces the time it takes merchants to get paid.

The IFAN Platform is reliable, secure, enables efficient data flow, and eliminates traditional risks of disintermediation.

With all transactions as well as the mobile wallet being FDIC insured, the Platform allows for security and liquidity of funds immediatly.

IFAN Platform: Mobile



IFAN offers FDIC insured Native, Web or a Hybrid delivery Platform for mobile applications.


IFAN
Financial
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POWER
by IFAN
5194 1234 5678 9010
00/00
CARDHOLDER NAME
YOUR NEW CARD
MasterCard

The POWER™ – BY IFAN, a MasterCard Prepaid Card is one of the first of its class to Direct-Connect / Market Commercially with a mobile app.

The POWER™ card allows for instant monetization of mobile funds by allowing purchases or cash acquisition at ATMs, throughout the world.

Platform Mobile Enterprise Capabilities



Prepaid Debit, Rewards, and Loyalty Cards

The cards are linked to the IFAN Platform account balance allowing consumers to swipe their IFAN issued card and spend cash instantly.

Peer-2-Peer Cash Transfers

IFAN's Platform allows inter-platform transfers between individuals with instant liquidity of the funds.

Offers, Coupons, and Discounts

The Platform is capable of serving as a distribution channel and can redeem coupons, daily promotions/deals, discounts, and special offers.

Proximity Based Services

Proximity and in-store offers, mobile commerce, and other time sensitive initiatives based upon your consumers location

Loyalty Programs

IFAN's Platform can centralize and simplify your loyalty programs with granular reporting.

Mobile Banking

The Platform provides all the conveniences of a traditional banking experience including bill pay, access to balance information, savings, account transfers, and electronic deposits.

Ticketing

Consumers can purchase and store any transaction that requires ticket validation. This includes movies, concerts, sporting events, and public transportation.

Post Purchase Organization

The Platform can store and organize your customers receipts for mobile and in-store transactions where the merchant provides electronic receipt options.

Personal Identification Credentials

The Platform can be used to securely store personal identification materials and be used in correspondence with proximity services to validate the users identity for access to permitted locations the same way as a traditional security badge.

Prepaid Card Programs



IFAN offers stand-alone, prepaid card programs for businesses and consumers

IFAN Prepaid Capabilities

- Open Loop
- Closed Loop
- Network Branded Programs
- Unbranded Programs
- Anonymous Prepaid Programs
- Personalized Cards
- Non-Personalized Cards
- Reloadable Cards
- Non-Reloadable Cards
- Virtual Prepaid Programs
- Options for the Unbanked


Prepaid Student Card
Online Shopping
VISA

All programs are completley regulatory complient

IFAN FinTech Services



IFAN provides a range of traditional financial services (FinTech) for merchants separate from the Platform or using select features from it.

IFAN Capabilities Include:

- Traditional Merchant Processing
- Multiple Gateways
- Single Stack APIs
- Split-Funding
- ACH
- EMV
- Check Services
- Non-IFAN Issued Prepaid Card Fund-loading
- Business Intelligence Solutions
- Recurring Payments
- Secure Card Data Storage
- Gift and Reward Cards
- Merchant Loyalty Cards
- Personal Finance / Asset Management
- Money Transfer / Remittance
- Peer-2-Peer Lending
- Fraud Protection
- Inventory Management

IFAN provides merchants with a direct connection to all of the major credit card associations without the hassle of intermediate connection points.

With real-time flexibility of cross channel inventory and transaction services, IFAN eliminates friction from customer interactions.

IFAN Merchant Processing





Online or Mobile
OR
'Brick-and-Mortar'
OR
Online
Customer
Merchant
Transaction occurs
Customer
Merchant
IFAN - Acquiring Bamk
Transaction passes through IFAN Gateway or POS system and a processing fee of is assessed
Issuing Bank
Card Network
Transaction is submitted to the customers bank
Payment funds are transfered
Transaction is submitted to Credit Card Network and interchange fees are assesed
Split Payment recipient
Payment is received byIFAN
Split Funding Option
IFAN pays merchant
Merchant
Prior to settlement a split funding arrangement can be made to split the payment into various recipients
Remaining post-split funds

Split-funding is a process where funds are provided to the business in exchange for a percentage of their credit card revenues from the processor (IFAN) that clears and settles the payment. IFAN's split-funding method automatically deducts the repayment amount to the lender with no additional processing time.

IFAN's split-funding method offers several key advantages for the lending company by streamlining the repayment process with instant settlement and daily repayments. IFAN offers all the advantages of split-funding and processing at one cost and with immediate remittance.

IFAN Payment Gateway



Online and Mobile

The IFAN Payment Gateway is a hosted gateway with flexible checkout templates that can be integrated into the merchant's mobile or e-commerce site via an IFAN Enterprise Solution or implemented separately into an already existing mobile or e-commerce site.

The gateway has the ability to accept all major cards and is fully PCI-compliant. All integrated IFAN Payment Gateways include an online account management dashboard.

IFAN Checkout

Brick-and-Mortar


Select Payment Type
CREDIT
DEBIT
GIFT CARD

IFAN solutions can be integrated into existing card readers or pre-coded IFAN readers can be issued



IFAN Financial

